UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 13, 2023, Inspirato Incorporated (the “Company”) agreed to issue to Saks.com LLC (“Warrantholder”), a warrant (the “Warrant”) to acquire up to 18,000,000 shares (the “Warrant Shares”) of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”). The Warrant Shares shall vest and become exercisable by the Warrantholder based on certain subscription referrals to be made by the Warrantholder to the Company or its affiliates (“Vesting Conditions”) under the terms of a related Commercial Referral and Marketing Agreement with the Warrantholder. Subject to certain conditions, including the Vesting Conditions, the Warrant may be exercised, in whole or in part and for cash or on a net exercise basis, at any time before the later of the termination date of the Commercial Agreement and 90 days after the final portion of the Warrant Shares vest in accordance with the Warrant. The exercise price with respect to the Warrant Shares will be $2.00 per share. The exercise prices and the Warrant Shares issuable are subject to customary adjustments in the event of a change of control or certain other transactions involving the Company. The Warrant sets forth customary registration rights relating to the Warrant Shares, restrictions on transferring the Warrant and Warrant Shares, and includes customary representations, warranties and covenants of the Company.

The Warrant and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder.

A copy of the Warrant Agreement is filed herewith as Exhibit 10.1. This summary description does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Warrant Agreement, dated March 13, 2023, by and between Inspirato Incorporated and Saks.com LLC
99.1	Press Release dated March 14, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspirato Incorporated
Dated: March 14, 2023
	By:	/s/ R. Webster Neighbor
Name: R. Webster Neighbor
Title: Chief Financial Officer